Supplement Dated October 15, 2008 to your Prospectus

Name Change

Alliance Bernstein Mid-Cap Growth Fund –Effective at the close of business October 31, 2008 Alliance Bernstein Mid-Cap Growth Fund will be renamed the Alliance Bernstein Small/Mid-Cap Growth Fund.  As a result of the change, all references in the prospectus to Alliance Bernstein Mid-Cap Growth Fund are deleted and replaced with Alliance Bernstein Small/Mid-Cap Growth Fund.

This Supplement Should Be Retained With The Prospectus For Future Reference.